UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2025

CRESCENT ENERGY FINANCE LLC

(as successor in interest to Vital Energy, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200

Houston, Texas 77002

(Address of Principal Executive Office, including zip code)

Registrant’s telephone number, including area code: (713) 332-7001

Vital Energy, Inc.

521 E. Second Street, Suite 1000

Tulsa, Oklahoma 74120

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VTLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 15, 2025 (the “Closing Date”), Vital Energy, Inc., a Delaware corporation (“Vital”), completed its previously announced transaction with Crescent Energy Company, a Delaware corporation (“Crescent”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) with Crescent, Venus Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of Crescent (“Merger Sub Inc.”), and Venus Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Crescent (“Merger Sub LLC”). Capitalized terms used herein but not otherwise defined will have the meanings ascribed to them in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, (i) at the effective time of the First Company Merger (as defined below) (the “Effective Time”), Merger Sub Inc. merged with and into Vital (the “First Company Merger”), with Vital continuing as the surviving entity (the “Surviving Corporation”) and (ii) immediately following the First Company Merger, the Surviving Corporation merged with and into Merger Sub LLC (the “Second Company Merger” and, together with the First Company Merger, the “Mergers”), with Merger Sub LLC continuing as the surviving entity (the “Surviving Company”), in each case, on the terms and subject to the conditions set forth in the Merger Agreement.

Immediately following the consummation of the Mergers, Crescent conducted an internal reorganization, pursuant to which: (i) Crescent contributed all of the issued and outstanding limited liability company interests of Merger Sub LLC to Artemis Acquisition Holdings Inc. (“Artemis”); (ii) immediately following the events of clause (i), Artemis contributed all of the issued and outstanding limited liability company interests of Merger Sub LLC to Crescent Energy OpCo LLC (“Crescent OpCo”), the direct parent of Crescent Energy Finance LLC (the “Company”); (iii) immediately following the events of clause (ii), Crescent OpCo contributed all of the issued and outstanding limited liability company interests of Merger Sub LLC to the Company; (iv) immediately following the events of clause (iii), the Company contributed all of the equity in its operating subsidiaries to Merger Sub LLC; and (v) immediately following the events of clause (iv), Merger Sub LLC merged with and into the Company (collectively, the “Crescent Internal Reorganization”), with the Company surviving the merger as the surviving entity and as successor in interest to both the Surviving Company and Vital.

The Company is filing this Current Report on Form 8-K as successor in interest to Merger Sub LLC, as successor in interest to Vital. The events described in this Current Report on Form 8-K took place in connection with the completion of the Mergers and, as applicable, the Crescent Internal Reorganization.

Item 1.01.	Entry into a Material Definitive Agreement.

On July 16, 2021, Vital (formerly known as Laredo Petroleum, Inc. (“Laredo”)) issued 7.75% Senior Notes due 2029 (the “Vital 2029 Notes”), pursuant to an indenture, dated as of July 16, 2021 (as amended or supplemented from time to time, the “Vital 2029 Notes Indenture”), among Laredo, the guarantors party thereto, and Wells Fargo Bank, National Association, as trustee.

On September 25, 2023, Vital issued 9.750% Senior Notes due 2030 (the “Vital 2030 Notes”), pursuant to the Fifth Supplemental Indenture (as amended or supplemented from time to time, the “Vital 2030 Notes Indenture,” and, together with the Vital 2029 Notes Indenture, the “Vital Indentures”), among Vital, the guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee, and Computershare Trust Company, National Association, as base trustee.

In connection with Crescent’s previously announced offer to exchange any and all of the Vital 2029 Notes and the Vital 2030 Notes for new notes issued by the Company and related solicitation of consents to adopt certain proposed amendments to the Vital Indentures (the “Exchange Offers”), on December 12, 2025, Vital entered into (i) that certain Second Supplemental Indenture to the Vital 2029 Notes Indenture (the “Vital 2029 Notes Supplemental Indenture”), pursuant to which the Vital 2029 Notes Indenture was amended to, among other things, (A) eliminate substantially all of the restrictive covenants, (B) eliminate certain of the events which may lead to an “Event of Default” and (C) eliminate the requirement of Vital to offer to purchase the Vital 2029 Notes upon a change of control, and (ii) that certain Sixth Supplemental Indenture to the Vital 2030 Notes Indenture (the “Vital 2030 Notes Sixth Supplemental Indenture,” and, together with the Vital 2029 Notes Supplemental Indenture, the “Vital Notes Supplemental Indentures”), pursuant to which the Vital 2030 Notes Indenture was amended to, among other things,

(A) eliminate substantially all of the restrictive covenants, (B) eliminate certain of the events which may lead to an “Event of Default” and (C) eliminate the requirement of Vital to offer to purchase the Vital 2030 Notes upon a change of control. The Vital Notes Supplemental Indentures will become operative upon the settlement of the Exchange Offers and the payment of the applicable consent fee.

The foregoing descriptions of the Vital Notes Supplemental Indentures do not purport to be complete and are qualified in their entirety by reference to the text thereof. Copies of the Vital Notes Supplemental Indentures are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On December 15, 2025, in connection with the consummation of the Mergers, all outstanding indebtedness under the Fifth Amended and Restated Credit Agreement (as amended through that certain Thirteenth Amendment, dated as of September 20, 2024, the “Credit Agreement”), dated as of May 2, 2017, among Vital (f/k/a Laredo), as borrower, Wells Fargo Bank, N.A., as administrative agent, and the other financial institutions party thereto, was repaid in full and all commitments thereunder were terminated. Additionally, the guarantees and liens securing the indebtedness under the Credit Agreement were discharged and released in accordance with the terms thereunder.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note above, on the Closing Date, the Mergers were consummated in accordance with the terms of the Merger Agreement. In connection with the consummation of the Mergers, among other things:

At the Effective Time, subject to the terms and conditions of the Merger Agreement, (i) each share of capital stock of Merger Sub Inc. issued and outstanding immediately prior to the Effective Time was converted into and represents one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and (ii) each share of common stock, par value $0.01 per share, of Vital (the “Vital Common Stock”), issued and outstanding immediately prior to the Effective Time (excluding certain Excluded Shares) (“Eligible Shares”) was converted into the right to receive from Crescent 1.9062 fully paid and nonassessable shares of Class A common stock, par value $0.0001 per share, of Crescent (the “Crescent Common Stock”) (the “Merger Consideration”), with cash to be paid in lieu of fractional shares. All such Eligible Shares, when so converted, ceased to be outstanding and were automatically cancelled and ceased to exist. Each holder of an Eligible Share that was outstanding immediately prior to the Effective Time ceased to have any rights with respect thereto, except the right to receive the Merger Consideration and any cash to be paid in lieu of fractional shares of Crescent Common Stock. Further, at the effective time of the Second Company Merger (the “Second Company Merger Effective Time”), (i) each share of common stock of the Surviving Corporation issued and outstanding immediately prior to the Second Company Merger Effective Time was automatically cancelled and ceased to exist, and no consideration was delivered in exchange therefor, and (ii) the limited liability company interests of Merger Sub LLC issued and outstanding as of immediately prior to the Second Company Merger Effective Time remain outstanding and were not affected by virtue of the Second Company Merger, and no consideration was paid in respect thereof, and Crescent will continue as the sole member of the Surviving Company.

Additionally, at the Effective Time, each option to purchase Vital Common Stock under Vital’s Omnibus Equity Incentive Plan, dated as of December 10, 2024, as amended (the “Vital Equity Incentive Plan,” and each such option, a “Vital Stock Option”) outstanding immediately before the Effective Time, whether vested or unvested, was automatically assumed by Crescent and converted into an option to purchase shares of Crescent Common Stock (each, a “Converted Option”). Each Converted Option continues to have and be subject to substantially the same terms and conditions as were applicable to such Vital Stock Option immediately before the Effective Time (including expiration date, vesting conditions, and exercise provisions), except that (i) each Converted Option is exercisable for a number of shares of Crescent Common Stock equal to the product (rounded down to the nearest whole number) of (A) the number of shares of Vital Common Stock subject to the Vital Stock Option immediately before the Effective Time and (B) the Exchange Ratio, and (ii) the per share exercise price for each share of Crescent Common Stock issuable upon exercise of the Converted Option is equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (A) the exercise price per share of Vital Common Stock of such Vital Stock Option immediately before the Effective Time by (B) the Exchange Ratio.

As of the Effective Time, each award of shares of Vital Common Stock subject solely to time-based vesting (each, a “Vital RS Award”) that was outstanding under the Vital Equity Incentive Plan immediately prior to the Effective Time automatically (i) vested in full immediately prior to the Effective Time and (ii) was cancelled and converted into the right to receive, at the Effective Time, without interest, the Merger Consideration with respect to each share of Vital Common Stock subject thereto, with a cash payment in lieu of any fractional shares, net of any applicable tax withholding.

As of the Effective Time, each award of outstanding restricted stock unit that was (i) subject in whole or in part to performance-based vesting and (ii) payable in cash (each, a “Vital Cash-Settled PSU Award”) that was outstanding under the Vital Equity Incentive Plan immediately prior to the Effective Time automatically (A) vested in full, with performance conditions deemed to have been satisfied at the target level of performance, immediately prior to the Effective Time and (B) was cancelled without any action on the part of any holder or beneficiary thereof in consideration for the right to receive a lump sum cash payment with respect thereto equal to the product of (x) the total number of shares of Vital Common Stock subject to such Vital Cash-Settled PSU Award (after giving effect to the deemed performance attainment described in clause (i)), and (y) the closing trading price per share of Vital Common Stock reported on the New York Stock Exchange (the “NYSE”) on the trading date immediately preceding the Closing Date, net of any applicable tax withholding.

As of the Effective Time, any amounts in a Vital Board (as defined below) member’s “Deferred Stock Account” (as such term is defined under the Vital’s Director Deferred Compensation Plan) (each a “Vital Director Deferred Stock Award”) became payable in a lump sum cash payment equal to (i) the total number of shares of Vital Common Stock subject to such Vital Director Deferred Stock Award, and (ii) the closing trading price per share of Vital Common Stock reported on the NYSE on the trading date immediately preceding the Closing Date.

The issuance of shares of Crescent Common Stock in connection with the Mergers was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Crescent’s registration statement on Form S-4 (File No. 333-290422), which became effective on November 12, 2025, in accordance with the provisions of Section 8(a) of the Securities Act.

The foregoing description of the Mergers and the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Mergers, shares of Vital Common Stock were listed and traded on the NYSE under the trading symbol “VTLE.” On the Closing Date, in connection with the consummation of the Mergers, Vital notified the NYSE that the Mergers had been consummated and requested that the trading of shares of Vital Common Stock on the NYSE be suspended and that the listing of such shares on the NYSE be withdrawn prior to the opening of the market on December 15, 2025. In addition, Vital requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25 to report the delisting of shares of Vital Common Stock from the NYSE and to deregister the shares of Vital Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The NYSE filed the Form 25 on the Closing Date. Vital also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the reporting obligations of Vital under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.01, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Vital Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Vital other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

As a result of the First Company Merger, at the Effective Time, Vital became a wholly owned subsidiary of Crescent as the Surviving Corporation. Immediately following the First Company Merger, as a result of the consummation of the Second Company Merger, the Surviving Corporation merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity. Following the Crescent Internal Reorganization, which occurred promptly after consummation of the Mergers, the Company continued as the surviving entity and as successor in interest to Merger Sub LLC.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Closing Date, in connection with the consummation of the Mergers, each member of the Vital board of directors (the “Vital Board”) prior to the Effective Time ceased serving as a director of the Vital Board. These departures were solely in connection with the Mergers and not a result of any disagreements between Vital and the directors on any matter relating to Vital’s operations, policies or practices.

Effective as of the Closing Date, in connection with the consummation of the Mergers, Jason Pigott ceased to serve as the President and Chief Executive Officer of Vital, Bryan Lemmerman ceased to serve as the Executive Vice President and Chief Financial Officer of Vital, Mark Denny ceased to serve as the Executive Vice President, General Counsel, and Secretary of Vital, and Kathryn A. Hill ceased to serve as the Senior Vice President and Chief Operating Officer of Vital.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of August 24, 2025, by and among Crescent Energy Company, Vital Energy, Inc., Venus Merger Sub I Inc. and Venus Merger Sub II LLC (incorporated by reference to Exhibit 2.1 to Vital’s Current Report on Form 8-K, filed with the SEC on August 25, 2025).

4.1*	Second Supplemental Indenture, dated December 12, 2025, among Vital Energy, Inc., the guarantors named therein, and Computershare Trust Company, National Association.

4.2*	Sixth Supplemental Indenture, dated December 12, 2025, among Vital Energy, Inc., the guarantors named therein, and U.S. Bank Trust Company, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT ENERGY FINANCE LLC
(as successor in interest to Vital Energy, Inc.)

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel and Corporate Secretary

Date: December 15, 2025